AMENDMENT NO. 2 TO CREDIT AGREEMENT


   	THIS AMENDMENT NO. 2 (this "Amendment") dated as of March 31, 1999, to the Credit Agreement referenced below, is by and among CORRECTIONAL SERVICES CORPORATION, a Delaware corporation, the subsidiaries and affiliates identified herein, the lenders identified herein, and NATIONSBANK, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H

    	WHEREAS, a $10 million credit facility has been established in favor of CORRECTIONAL SERVICES CORPORATION, a Delaware corporation (the "Borrower"), pursuant to the terms of that Credit Agreement dated as of March 30, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the Guarantors and Lenders identified therein, and NationsBank, N.A., as Administrative Agent;

    	WHEREAS, the Credit Agreement has been previously amended by that certain Amendment No. 1 to Credit Agreement dated as of October 16, 1998 (the "First Amendment") among the Borrower, the Guarantors, the Lenders and the Administrative Agent;

    	WHEREAS, in connection with the proposed merger transaction between the Borrower and Youth Services International, Inc., the Borrower has requested certain additional modifications to the Credit Agreement;

    	WHEREAS, certain of the requested modifications require the unanimous consent of the Lenders;

    	WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

    	NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    	1.	Section 1.1 shall be amended to modify the following defined terms as follows:

      		"Aggregate Revolving Committed Amount" means, (i) during the Interim Period, TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($27,500,000), and (ii) after the Interim Period, TEN MILLION DOLLARS ($10,000,000); provided, in the event Borrower has received at least $20,000,000 in proceeds from new Subordinated Debt during the Interim Period, the term Aggregate Revolving Committed Amount after the Interim Period means TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000).

      		"Borrowing Base" means eighty-five percent (85%) of Eligible Receivables for the Consolidated Group.

      		"Consolidated Current Liabilities" means, as of any date for the Consolidated Group, current liabilities as determined in accordance with GAAP, exclusive of those certain 7% Convertible Subordinated Debentures
("Debentures") issued by Youth Services International, Inc. ("YSI") due
2006 issued under an Indenture dated as of October 15, 1996 (the
"Indenture") between YSI and The Chase Manhattan Bank, as Trustee, but only to the extent that such Debentures are subject to a letter agreement dated on or about November 23, 1998 between YSI and the holder of such Debentures whereby the holder of such Debenture has agreed, among other things, not to surrender any of the Debentures, deliver a redemption notice or take any other action to exercise any rights to require YSI to redeem the Debentures on the Holder Redemption Date, as defined in the Indenture, as a result of the contemplated merger transaction between YSI and the Borrower.

      	"Consolidated EBITDA" means for any period for the Consolidated
Group, the sum of Consolidated Net Income plus Consolidated Interest Expense plus all provisions for any Federal, state or other domestic and foreign income taxes plus depreciation and amortization minus interest income minus any current period cash expenditures related to the costs of operating the facilities located in Fort Worth, Texas and New York, New York, to the extent such costs are not included in current period expenses (such cash expenditures to include rental expense, real estate taxes, insurance costs, closure costs and other related costs), in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes hereof extraordinary gains and losses and related tax effects thereon. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination. Notwithstanding the foregoing, any determination of Consolidated EBITDA shall be exclusive of (i) the following charges related to the merger transaction between Borrower and Youth Services International, Inc. ("YSI"), not to exceed the following amounts:

Write off of redundant assets and excess capacity                 $ 3,000,000
Personnel costs                                                     2,585,000
Cancellation of contractual obligations                               800,000
Financial advisory fees                                             1,700,000
Legal and accounting services                                       2,000,000
Integration Costs (not included above):
     	Write off debt issuance costs                                 1,400,000
     	Computer integration costs                                    1,500,000
     	Travel/printing/filing fees/marketing materials               1,250,000
     	Merger/Litigation                                               500,000
YSI Pooling of Interest                                               306,000
YSI Sales Tax Payments                                                271,000
YSI College Station Facility Closure Costs                          2,327,000
                                                                  -----------
                                     Total                        $17,639,000
                                                                  -----------
                                                                  -----------

and (ii) the effect of Borrower's adoption of FASB SOP 98-5 in an amount not to exceed $18,000,000.

      		"Interim Period" shall mean the period from the date of this Amendment until the earlier of (i) the date on which Borrower has received at least $20,000,000 in proceeds from new Subordinated Debt, or (ii) June 15, 1999.

     2.	As of the effective date of this Amendment, the financial covenant set forth in Section 7.9(a) relating to Consolidated Net Worth is amended and modified to read as follows:

      		"(a)	Consolidated Net Worth.  As of the end of each fiscal
quarter, Consolidated Net Worth shall be not less than the sum of $38,000,000 plus on the last day of each fiscal quarter (commencing with the fiscal quarter ending December 31, 1997), ninety percent (90%) of Consolidated Net Income for the fiscal quarter then ended, such increases to be cumulative and without deductions for losses, if any, plus one hundred percent (100%) of the net proceeds from Equity Transactions occurring after the Closing Date."

    	3.	As of the effective date of this Amendment, the following is added at the end of Section 11.6 is hereby amended and modified to read as follows:

       	11.6	Amendments, Waivers and Consents.

       	Subject to the last paragraph of this Section 11.6, neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:

       	(a)	without the consent of each Lender affected thereby,

        			(i)	extend the final maturity of any Loan or the time of
payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

       			(ii)	reduce the rate or extend the time of payment of
interest (other than as a result of waiving the applicability of any increase in interest rates after the occurrence of an Event of Default or on account of a failure to deliver financial statements on a timely basis) thereon or Fees hereunder,

      			(iii)	reduce or waive the principal amount of any Loan or of
any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

       			(iv)	increase the Commitment of a Lender over the amount
thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the
Commitments shall not constitute a change in the terms of any
Commitment of any Lender),

        			(v)	except as the result of or in connection with a
dissolution, merger or disposition of a Subsidiary permitted under
Section 8.4 or any sale of assets permitted under Section 8.4, release the Borrower or substantially all of the other Credit
Parties from its or their obligations under the Credit Documents or release all or substantially all of the collateral securing the obligations hereunder,

        		(vi)	amend, modify or waive any provision of this Section
11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14,
9.1(a), 11.2, 11.3, 11.5 or 11.9,

      			(vii)	reduce any percentage specified in, or otherwise modify,
the definition of Required Lenders, or

     			(viii)	consent to the assignment or transfer by the Borrower
(or another Credit Party) of any of its rights and obligations under
(or in respect of) the Credit Documents except as permitted thereby;

     	  (b)	without the consent of the Administrative Agent, no provision of Section 10 may be amended;

       	(c)	without the consent of the Issuing Lender, no provision of
Section 2.2 may be amended.

       	Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

       	Notwithstanding anything in this Section 11.6 or in any other Credit Document to the contrary, so long as Summit Bank and NationsBank, N.A. are the only Lenders, neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, both Summit Bank and NationsBank, N.A."

       	4.	Schedule 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as Schedule 2.1(a) attached hereto.

       	5.	In the event that the Borrower has not received at least
$20,000,000 in proceeds from new Subordinated Debt during the Interim Period, all outstanding Obligations in excess of the lesser of $10,000,000 or the Borrowing Base, together with any interest thereon, shall be due and payable in full on the first Business Day after the end of the Interim Period.

       	6.	Each of the Lenders hereby waives any Default or Event of Default arising solely from a breach of any of the covenants of the Borrower set forth in Section 8.4 of the Credit Agreement as a result of the consummation of the contemplated merger transaction between the Borrower and Youth Services International, Inc.

       	7.	This Amendment shall be effective upon the execution of this
Amendment by the Credit Parties and the Lenders.

       	8.	Except as modified hereby, all of the terms and provisions of the
Credit Agreement (including without limitation the First Amendment and all Schedules and Exhibits) shall remain in full force and effect.

       	9.	The Borrower agree to pay all reasonable costs and expenses of the
Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

      	10.	This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      	11.	This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of Florida.

[Remainder of Page Intentionally Left Blank]

    	IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                                CORRECTIONAL SERVICES CORPORATION,
                                         a Delaware corporation

                                         By:  /s/ Ira Cotler

                                         Name:  Ira Cottler
                                         Title: Executive Vice President


GUARANTORS:                              ESMOR NEW JERSEY, INC.,
                                         a New Jersey corporation

                                         By:  /s/ Ira Cotler

                                         Name:  Ira Cottler
                                         Title: Attorney-In-Fact


                                         CSC MANAGEMENT DE PUERTO RICO, INC.,
                                         a Puerto Rico corporation

                                         By:  /s/ Ira Cotler

                                         Name:  Ira Cotler
                                         Title: Director


LENDERS:                                 NATIONSBANK, N.A.,
                                         individually in its capacity as a
                                         Lender and in its capacity as
                                         Administrative Agent

                                         By:  /s/ Joseph Caballero

                                         Name:  Joseph Caballero
                                         Title: Vice President


                                         SUMMIT BANK, as Lender

                                         By:  /s/ Lisa Cohen

                                         Name:  Lisa Cohen
                                         Title: Vice President

                              Schedule 2.1(a)

                     Schedule of Lenders and Commitments

                         (During the Interim Period)


                         Revolving           Revolving              LOC
          Lender     Committed Amount  Commitment Percentage  Committed Amount
          ------      ---------------  ---------------------  ----------------

NationsBank, N.A.     $21,388,895.00         77.7778%            $777,777.78
Summit Bank            $6,111,105.00         22.2222%            $222,222.22


  (After the Interim Period if Borrower does not receive at least $20,000,000 in proceeds from new Subordinated Debt)


                         Revolving           Revolving              LOC
          Lender     Committed Amount  Commitment Percentage  Committed Amount
          ------      ---------------  ---------------------  ----------------

NationsBank, N.A.     $7,777,777.78          77.7778%            $777,777.78
Summit Bank           $2,222,222.22          22.2222%            $222,222.22

 (After the Interim period, provided Borrower has received proceeds of at least
                   $20,000,000 from new Subordinated Debt)


                         Revolving           Revolving              LOC
          Lender     Committed Amount  Commitment Percentage  Committed Amount
          ------      ---------------  ---------------------  ----------------

NationsBank, N.A.     $9,722,225.00          77.7778%            $777,777.78
Summit Bank           $2,777,775.00          22.2222%            $222,222.22

               AMENDMENT NO. 2 TO THE PARTICIPATION AGREEMENT,
                  THE CREDIT AGREEMENT, THE TRUST AGREEMENT
                        AND OTHER OPERATIVE AGREEMENTS


   	 THIS AMENDMENT NO. 2 (this "Amendment") dated as of March 31, 1999, is by and among CORRECTIONAL SERVICES CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK,
NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the CSC Trust 1997-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); NATIONSBANK, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the CSC Trust 1997-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders").
Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                                W I T N E S S E T H

    	WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of March 30, 1998 (the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of March 30, 1998 (the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of March 30, 1998 (the "Trust Agreement") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $20 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

    	WHEREAS, the Participation Agreement, the Credit Agreement, the Trust Agreement and the other Operative Agreements have been previously amended by that certain Amendment No. 1 to the Participation Agreement, the Credit Agreement, the Trust Agreement and Other Operative Agreements dated as of October 16, 1998 (the "First Amendment") among the Lessee and the Construction Agent, the Guarantors, the Owner Trustee, the Lenders, the Holders and the Agent.

    	WHEREAS, in connection with the proposed merger transaction between the Lessee and Youth Services International, Inc., the Lessee has requested certain additional modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement and the other Operative Agreements in connection with the Facility;

    	WHEREAS, certain of the requested modifications require the unanimous consent of the Financing Parties;

    	WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

    	NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    	1.	Appendix A to the Participation Agreement shall be amended to modify the following defined terms as follows:

        "Consolidated EBITDA" means for any period for the Lessee on a consolidated basis, the sum of Consolidated Net Income plus Consolidated Interest Expense plus all provisions for any Federal, state or other domestic and foreign income taxes plus depreciation and amortization minus interest income minus any current period cash expenditures related to the costs of operating the facilities located in Fort Worth, Texas and New York, New York, to the extent such costs are not included in current period expenses (such cash expenditures to include rental expense, real estate taxes, insurance costs, closure costs and other related costs), in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes hereof extraordinary gains and losses and related tax effects thereon. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination. Notwithstanding the foregoing, any determination of Consolidated EBITDA shall be exclusive of (i) the following charges related to the merger transaction between Lessee and Youth Services International, Inc. ("YSI"), not to exceed the following amounts:

Write off of redundant assets and excess capacity                  $3,000,000
Personnel costs                                                     2,585,000
Cancellation of contractual obligations                               800,000
Financial advisory fees                                             1,700,000
Legal and accounting services                                       2,000,000
Integration Costs (not included above):
     	Write off debt issuance costs                                 1,400,000
     	Computer integration costs                                    1,500,000
     	Travel/printing/filing fees/marketing materials               1,250,000
     	Merger/Litigation                                               500,000
YSI Pooling of Interest                                               306,000
YSI Sales Tax Payments                                                271,000
YSI College Station Facility Closure Costs                          2,327,000
                                                                  -----------

                                     Total                        $17,639,000
                                                                  -----------
                                                                  -----------

and (ii) the effect of Lessee's adoption of FASB SOP 98-5 in an amount not to exceed $18,000,000.

	   	"Holder Commitments" shall mean $600,000; provided, in the event the Lessee has received at $20,000,000 in proceeds from new Subordinated Debt during the Interim Period, the term Holder Commitments shall mean $1,050,000; provided, further, if there shall be more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time.

	   	"Interim Period" shall mean the period from the date of this Amendment until the earlier of (i) the date on which Borrower has received at least $20,000,000 in proceeds from new Subordinated Debt, or (ii) June 15, 1999.

   		"Lender Commitments" shall mean $19,400,000; provided, in the event the Lessee has received at least $20,000,000 in proceeds from new Subordinated Debt during the Interim Period, the term Lender Commitments shall mean $33,950,000; provided, further, if there shall be more than one (1) Lender, the Lender Commitment of each Lender shall be as set forth in Schedule
1.1 to the Credit Agreement as such Schedule 1.1 may be amended and replaced from time to time.

    	2.	Section 12.4 of the Participation Agreement is hereby amended and modified as follows:

       	12.4	Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters.

       	Each Operative Agreement may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to
Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and each Credit Party (to the extent such Credit Party is a party to such Operative Agreement); provided, to the extent no Default or Event of Default shall have occurred and be continuing, the Majority Secured Parties shall not amend, supplement, waive or modify any provision of any Operative Agreement in such a manner as to adversely affect the rights of a Credit Party without the prior written consent (not to be unreasonably withheld or delayed) of such Credit Party; provided, further, so long as Summit Bank and NationsBank, N.A. are the only Lenders and/or Holders, no Operative Agreement nor any of the terms thereof may be terminated, amended, supplemented, waived or modified unless such termination, amendment, supplement, waiver or modification is in writing entered into by, or approved in writing by, both Summit Bank and NationsBank, N.A. In addition, (a) the Unanimous Vote Matters shall require the consent of each Lender and each Holder affected by such matter and (b) any provision of any Operative Agreement incorporated by reference or otherwise referenced in a second Operative Agreement shall remain, respecting such second Operative Agreement, in its original form without regard to any such termination, amendment, supplement, waiver or modification in the first Operative Agreement except if such has been agreed to by an instrument in writing signed by, subject to
Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and the Lessee and/or the Construction Agent (to the extent such Credit Party is a party to such Operative Agreement).

       	Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) reduce the amount of any Note or any Certificate, extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any payment date of any Note or Certificate, reduce the stated rate of interest payable on any Note, reduce the stated Holder Yield payable on any Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), modify the priority of any Lien in favor of the Agent under any Security Document, subordinate any obligation owed to any Lender or Holder, reduce any Lender Unused Fees or any Holder Unused Fees payable under this Participation Agreement, extend the scheduled date of payment of any Lender Unused Fees or any Holder Unused Fees or increase the amount or extend the expiration date of any Lender's Commitment or the Holder Commitment of any Holder, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release any Credit Party from its obligations under any Operative Agreement or otherwise alter any payment obligations of any Credit Party to the Lessor or any Financing Party under the Operative Agreements, or (iii) terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement (which shall also require the consent of the Agent), or (iv) permit Advances for Work in excess of the Construction Budget if, as a result of such Advances, the sum of all Advances made or to be made under the Construction Budgets with respect to all of the Properties will exceed the sum of the Holder Commitments and the Lender Commitments; provided, however, that the Majority Secured Parties may permit Advances for Work in excess of a particular Construction Budget so long as the sum of all Advances made or to be made under the aggregate of the Construction Budgets for all of the Properties (including the amount by which an Advance with respect to any Property will exceed the Construction Budget for such Property) does not exceed the sum of the Holder Commitments and the Lender Commitments, or (v) eliminate the automatic option under Section 5.3(b) of the Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent. Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements existing prior to the event or condition waived, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

    	If at a time when the conditions precedent set forth in the Operative Agreements to any Loan are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such Loan (any such Lender, a "Defaulting Lender") then, for so long as such failure shall continue, the Defaulting Lender shall (unless the Lessee and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Loans, shall not be treated as a "Lender" when performing the computation of Majority Lenders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Lender unless it otherwise consents.

    	If at a time when the conditions precedent set forth in the Operative Agreements to any Holder Advance are, in the opinion of the Majority Holders, satisfied, any Holder shall fail to fulfill its obligations to make such Holder Advance (any such Holder, a "Defaulting Holder") then, for so long as such failure shall continue, the Defaulting Holder shall (unless the Lessee and the Majority Holders, determined as if the Defaulting Holder were not a "Holder", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Holder Advances, shall not be treated as a "Holder" when performing the computation of Majority Holders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided that any action taken pursuant to the second paragraph of this
Section 12.4 shall not be effective as against the Defaulting Holder unless it otherwise consents."

    	3.	If the Lessee receives at least $20,000,000 in proceeds from new
Subordinated Debt during the Interim Period, Schedule 1.1 of the Credit Agreement shall be deemed amended and restated in its entirety on the Business Day following confirmation by the Agent that such proceeds have been received to read as Schedule 1.1 attached hereto and Schedule I of the Trust Agreement shall be deemed amended and restated in its entirety on the Business Day following confirmation by the Agent that such proceeds have been received to read as Schedule I attached hereto.

    	4.	Each of the Agent, the Lenders and the Holders hereby waives any
Default or Event of Default arising solely from a breach of any of the covenants of the Lessee set forth in Section 8.3 of the Participation
Agreement or any of the Incorporated Covenants as a result of the consummation of the contemplated merger transaction between the Borrower and Youth Services International, Inc.

    	5.	This Amendment shall be effective upon the execution of this
Amendment by the Credit Parties, the Lenders and the Holders.

    	6.	Except as modified hereby, all of the terms and provisions of the
Operative Agreements (including without limitation the First Amendment and all Schedules and Exhibits) shall remain in full force and effect.

    	7.	The Lessee agrees to pay all reasonable costs and expenses of the
Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

    	8.	This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

    	9.	This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of Florida.


[The remainder of this page has been left blank intentionally.]

    	IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                               CORRECTIONAL SERVICES CORPORATION, as the
                               Construction Agent, as the Lessee and as a Tranche A Guarantor


                               By:  /s/ Ira Cotler

                               Name:  Ira Cotler
                               Title: Executive Vice President


                               ESMOR NEW JERSEY, INC., as a Guarantor


                               By:  /s/ Ira Cotler

                               Name:  Ira Cotler
                               Title: Attorney-In-Fact


                               CSC MANAGEMENT DE PUERTO RICO, INC., as a
                               Guarantor


                               By:  /s/ Ira Cotler

                               Name:  Ira Cotler
                               Title: Director


                               FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the CSC Trust 1997-1


                               By:  /s/ Val T. Orton

                               Name:  Val T. Orton
                               Title: Vice President




                               NATIONSBANK, N.A., as a Holder, as a Lender and as the Agent


                               By:  /s/ Joseph Caballero

                               Name:  Joseph Caballero
                               Title: Vice President


                               SUMMIT BANK, as Lender


                               By:  /s/ Lisa Cohen

                               Name:  Lisa Cohen
                               Title: Vice President

                               Schedule 1.1

This Schedule 1.1 shall only be effective if the Agent has confirmed that the Lessee has received at least $20,000,000 in proceeds from new Subordinated Debt during the Interim Period.


                                 Tranche A                  Tranche B
                                Commitment                 Commitment
                                ----------                 ----------
Name and Address
of Lenders                 Amount      Percentage     Amount       Percentage
----------------           ------      ----------     ------       ----------

NATIONSBANK, N.A.        $23,743,874    77.0905%   $2,428,350.75    77.0905%
400 North Ashley
PO Box 31590
Tampa, FL 33631-3590
Attn:  Joseph Caballero
Ph:   (813) 224-5975
Fax:  (813) 224-3944

SUMMIT BANK              $ 7,056,126    22.9095%   $   721,649.25    22.9095%
250 Moore St., 2nd Fl.   -----------    -------    --------------    -------
Hackensack, NJ 07602
Attn:  Lisa Cohen
Ph:   (201) 646-5465
Fax:  (201) 488-6185


           TOTAL         $30,800,000  100.0000%    $ 3,150,000     100.0000%

                                 SCHEDULE I

                             HOLDER COMMITMENTS

This Schedule I shall only be effective if the Agent has confirmed that the Lessee has received at least $20,000,000 in proceeds from new Subordinated Debt during the Interim Period.


                                                  Holder Commitment
                                                  -----------------

          Name of Holder                          Amount/Percentage
          --------------                          -----------------

     NationsBank, N.A.                       $1,050,000            100%
     400 South Ashley
     PO Box 31590
     Tampa, FL 33631-3590
     Attn: Joseph Caballero
     Telephone:  (813) 224-5975
     Telecopy:   (813) 224-3944

          TOTAL                              $1,050,000            100%